EXHIBIT 10.42





                      LAS VEGAS ENTERTAINMENT NETWORK, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

                                      WITH

                                JOSEPH A. CORAZZI

This Nonqualified Stock Option Agreement (the "Agreement") is made and entered into as of October 1, 1997 (the "Date of Grant"), between Las Vegas Entertainment Network, Inc., a Delaware corporation (the "Company"), and Joseph A. Corazzi (the "Optionee"), with reference to the following facts.

                  A.       Optionee is an employee and director of the Company.

                  B. Prior to March 1, 1995, Optionee was granted options to purchase (i) 130,000 shares of the Company's common stock (the "130,000 Share Option") and (ii) 1,500,000 shares of the Company's common stock (the "1,500,000 Share Option").

                  C. On or about March 1, 1995 the Compensation Committee of the Company's Board of Directors (the "Committee") approved the grant to Optionee of an option to purchase 4,000,000 of the authorized but unissued shares of the Company's common stock at an exercise price of $1.00 per share (the "1995 Option"). In connection with such grant, the 1,500,000 Share Option was canceled and Optionee's right to acquire shares of the Company's common stock thereunder was terminated.

                  D. On or about March 1, 1995, Optionee was granted an option to purchase 4,000,000 of the authorized but unissued shares of common stock of CountryLand Properties, Inc. ("CountryLand"), a Nevada corporation and a wholly-owned subsidiary of the Company for an exercise price of $1.00 per share (the "CountryLand Option"), which option was contingent upon the nonexercise of the 1995 Option.

                  E. In connection with the liquidation of CountryLand, the CountryLand Option was terminated and Optionee was granted an option to purchase 4,000,000 shares of the authorized but unissued shares of common stock of Casino-Co., Inc. ("Casino-Co."), a Nevada corporation and a wholly-owned subsidiary of the Company, at an exercise price of $1.00 per share (the "Casino-Co. Option"), which option is contingent upon the nonexercise of the 1995 Option.

                  F. The  exercise  of the  CountryLand  Option  and  Casino-Co.
Option were contingent, respectively, on CountryLand and Casino-Co. issuing additional shares of stock to the Company such that, immediately after each issuance, the total outstanding shares of common stock of CountryLand and Casino-Co., as the case may be, equaled the total outstanding shares of common stock of the Company on March 1, 1995 (the effective date of the grant of the CountryLand Option).

G. Casino-Co. and CountryLand did not issue any additional shares of common stock and, accordingly, Optionee was not (and currently is not) entitled to exercise the CountryLand Option or the Casino-Co. Option.

                  H. The Company has determined that it would be to the advantage and interest of the Company and its shareholders to grant the option provided for herein to Optionee as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service.

                                       er.
                                      -er-

I. In consideration for the grant of the option, Optionee and the Company, for itself and on behalf of CountryLand and Casino-Co., have agreed to cancel the Casino-Co. Option.

J. Concurrently with the execution of this Agreement, Optionee is entering into an employment agreement with the Company (the "Employment Agreement").

                  In consideration of the foregoing recitals and the covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, subject to all of the terms and conditions set forth in this Agreement, an option (the "Option") to purchase all or any part of an aggregate of 4,000,000 shares of the presently authorized but unissued shares of the Company's common stock, subject to adjustment as set forth in Section 3 hereof (the "Option Shares"), at an exercise price of One Dollar ($1.00) per share (the "Exercise Price"), which option shall expire at 5:00 p.m., Los Angeles time, on September 30, 2002 (the "Expiration Date"), unless sooner terminated pursuant to Section 2 below. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Option may be exercisable, in whole or in part, at any time prior to its termination.

2. Cessation of Employment. The period for exercising this Option will end on the Expiration Date, subject, however, to the following provisions:

(a) Death, Disability or Termination for Good Reason. Notwithstanding anything to the contrary in this Agreement, if Optionee's employment with the Company shall terminate as a result of his death or the termination of the Employment Agreement as a result of Executive's "Disability" or for "Good Reason" (as those terms are defined in the Employment Agreement), then the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of Optionee's death or the termination of his Employment Agreement by reason of Disability or Good Reason, as applicable. In the event of death or Disability, the Option may be exercisable by Optionee's executor or administrator, or by the person or persons to whom Optionee's rights under this Option shall have passed by will or by the applicable laws of descent or distribution.

(b) Other Events Causing Termination of Employment. If Optionee ceases to be an employee of the Company for "Cause" (as defined in the Employment Agreement) or as a result of Optionee's election to terminate the Employment Agreement for other than "Good Reason" (as defined in the Employment Agreement), the Option shall terminate on the earlier of the Expiration Date or ninety (90) days following the termination of the Employment Agreement.

                  3. Adjustments. In the event that the Company's common stock or any outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such common stock or outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, periodic cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option in order to preserve, but not increase, the benefit to Optionee; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

                                       er.
                                      -er-

                  4.       Exercise.

(a) The Option shall be exercisable during Optionee's lifetime only by Optionee or by his guardian or legal representative, and after Optionee's death or Disability only by the person or persons designated in Section 2(a). The Option may only be exercised by the delivery to the Company of a written notice of such exercise (the "Exercise Notice"), which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares, together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by one or more of the following means:

(i) by the delivery to the Company of a recourse promissory note in a form and amount satisfactory to the Committee, provided that the principal amount of such note shall not exceed the excess of such aggregate Exercise Price over the aggregate par value of the Purchased Shares; and provided further that such promissory note shall (i) have a maturity date of not more than five
     (5) years from the exercise date, (ii) accrue interest at the "prime rate" published from time to time in The Wall Street Journal, (iii) provide for interest payments on each anniversary date of the note, and (iv) require principal payments either (A) in equal installments over the term of the note, or (B) upon the note's maturity;

(ii) by the delivery to the Company of a certificate or certificates representing shares of common stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of their aggregate fair market value, as reasonably determined by the Committee, on the date of such exercise); and/or

(iii)by reducing the number of shares of common stock to be delivered to such Optionee upon exercise of this Option (such reduction to be valued on the basis of the aggregate fair market value of the additional shares of common stock on the date of exercise that would otherwise have been delivered to Optionee upon exercise of the Option, as determined by the Committee in its reasonable discretion); provided, in each case, that the Company is not then prohibited from purchasing or acquiring common stock.

(b) As soon as practicable after receipt of an Exercise Notice, the Company shall, without transfer or issue tax or incidental expenses to Optionee, deliver to Optionee at the office of the Company, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates for such Purchased Shares, which certificate or certificates may bear such legend or legends with respect to restrictions on transfer thereof as counsel for the Company deems to be required by applicable provisions of law and this Agreement; provided, however, that nothing herein shall be deemed to impose upon the Company any obligation to deliver any Purchased Shares to Optionee if, in the opinion of counsel for the Company, doing so would violate any provision of (i) federal or state securities laws or regulations, including "Blue Sky" laws, (ii) any applicable listing requirements of any national securities exchange; or
     (iii) any other law or regulation applicable to the issuance or transfer of such shares. In no event shall the Company be required to take any affirmative action to comply with any of such laws, regulations or requirements, nor shall the Company be liable for any failure to deliver Purchased Shares because such Purchased Shares have not been registered or because a registration statement with respect thereto is not current or because such delivery would otherwise be in violation of any applicable law or regulation.

                  The term "current" when used herein to refer to a registration statement shall mean a registration statement that has been declared effective by the Securities and Exchange Commission and, in

                                       er.
                                      -er-
the opinion of counsel for the Company, does not include any untrue statement of material fact and includes all material facts required to be stated therein or that are necessary to make the statements therein not misleading.

(c) Each exercise of the Option shall be deemed to be a reaffirmation to the Company by Optionee of all Optionee's representations, warranties and undertakings under Section 6 hereof as if such representations, warranties and undertakings are made on and as of the date of such exercise.

                  5. Cancellation of Other Options. As of the Effective Date, Optionee acknowledges that the 1,500,000 Share Option, the 1995 Option, the CountryLand Option and the Casino- Co. Option have been canceled and Optionee has no rights thereunder to purchase the common stock of the Company, CountryLand or Casino-Co., as applicable.

6. Optionee Representations and Undertakings. Optionee hereby represents, warrants and undertakes as follows and affirms such representations, warranties and undertakings as of the Date of Grant and as of the date hereof:

(a)  Optionee  and his  adviser,  if any,  have  been  furnished  with  and have
     reviewed   this   Agreement  and   understand   the  risks  of,  and  other
     considerations relating to, Optionee's investment in the Company;

(b) Optionee acknowledges that the offering and sale of this Option and the Purchased Shares by the Company are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") and any applicable "Blue Sky" laws, and that the Purchased Shares cannot be sold, assigned, pledged or otherwise disposed of unless they are subsequently registered or qualified under the Act and any applicable "Blue Sky" laws and regulations, or an exemption from such registration or qualification is available. Optionee also understands that sales, transfers, pledges and other dispositions of the Purchased Shares are further restricted by the provisions of the federal and state securities laws;

(c) Optionee represents to the Company that (i) the Purchased Shares will be acquired for his private personal investment for his own account with no intention of distributing such Purchased Shares to others, (ii) Optionee has no contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute for him any of the Purchased Shares or any interest therein, and (iii) Optionee is presently not engaged, nor does he plan to engage within the presently foreseeable future, in any discussion with any person relative to such sale, transfer or other distribution of any of the Purchased Shares or any interest therein;

(d) Optionee (i) either alone or together with his advisers, has such knowledge and business or financial experience that Optionee is capable of evaluating the merits of the prospective investment in the Company and making an investment decision with respect to the Company, and (ii) is and will be able to bear the economic risk to this investment;

(e) As the Chairman of the Company's Board of Directors and as its Chief Executive Officer, Optionee is familiar with the Company and all material matters pertaining to this investment; and

(f) Optionee is not relying on the Company for advice with respect to individual tax considerations involved in this investment.

                  7.       Payment of Taxes.

                                       er.
                                      -er-

(a) If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the "Withholding Liability"), then Optionee shall, on the date of exercise and as a condition to the issuance of the Purchased Shares, pay the Withholding Liability to the Company in cash or by check payable to the Company (the first date upon which the Company is so obligated shall be referred to herein as the "Withholding Date"). Optionee hereby consents to the Company withholding the full amount of the Withholding Liability from any compensation or other amounts otherwise payable to Optionee if Optionee does not pay the Withholding Liability to the Company on the date of exercise of the Option, and Optionee agrees that the withholding and payment of any such amount by the Company to the relevant taxing authority shall constitute full satisfaction of the Company's obligation to pay such compensation or other amounts to Optionee. Notwithstanding the foregoing, in the discretion of Optionee, the payment of such amount to the Company may be made, in whole or in part:

(i) with shares of common stock delivered to the Company by Optionee on the Withholding Date (such shares to be valued on the basis of their fair market value on the Withholding Date, as reasonably determined by the Committee), provided that the Company is not then prohibited from purchasing or acquiring common stock, and/or

(ii) by reducing the number of shares of common stock to be delivered to such Optionee upon exercise of this Option (such reduction to be valued on the basis of the aggregate fair market value of the additional shares of common stock on the date of exercise that would otherwise have been delivered to Optionee upon exercise of the Option, as determined by the Committee in its reasonable discretion), provided that the Company is not then prohibited from purchasing or acquiring common stock;

        provided, in each case, that Optionee shall have made such an election to have shares of common stock delivered or withheld in accordance herewith at least thirty (30) days prior to the date on which shares are to be delivered or withheld.

(b) If any portion of the Withholding Liability remains unpaid as of the Withholding Date, the Committee may, in its discretion, elect to treat any portion or all of the unpaid amount as a recourse loan to the Optionee, payable on such terms as the Committee may determine. Such loan shall be evidenced by a recourse promissory note executed by Optionee in favor of the Company, which shall permit Optionee to prepay the loan at anytime without penalty.

                  8. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or within one day following mailing by overnight courier, postage prepaid, return receipt requested, to the Company at its principal executive office and marked "Attention: Chief Financial Officer," or to Optionee at the address set forth on the signature page to this Agreement. Any party's address may be changed upon written notification to the other party in the manner provided in this Section 8.

9. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

11. Severability. In the event any one or more provisions of this Agreement is declared judicially void or otherwise unenforceable, the remainder of this Agreement shall survive and such provision(s) shall be deemed modified or amended so as to fulfill the intent of the parties hereto.

12. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California.

                  IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

                        LAS VEGAS ENTERTAINMENT
                            NETWORK, INC.



                        By:      _____________________________
                        Title:   _____________________________


       OPTIONEE


                        /s/Joseph A. Corazzi


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